SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 17, 2000
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                        FLEETBOSTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                     1-6366                        05-0341324
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           (Commission File Number)       (IRS Employer Identification No.)


                      One Federal Street, Boston, MA 02210
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000
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          (Former name or former address, if changed since last report)

Item 5.         Other Events.
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                Pursuant to Form 8-K, General  Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.         Financial Statements and Other Exhibits.
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                Exhibit No.                                 Description
                -----------                                 -----------

                Exhibit 99                                  Press Release
                                                            Dated July 17, 2000


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                     FLEETBOSTON FINANCIAL CORPORATION



                                     By: /s/ William C. Mutterperl
                                        ----------------------------------------
                                         William C. Mutterperl
                                         Executive Vice President, Secretary
                                          and General Counsel



Dated:  July 20, 2000